UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report: October 18, 2006

(Date of earliest event reported)

OurPet’s Company

(Exact name of registrant as specified in its charter)

Colorado	000-31279	34-1480558
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1300 East Street, Fairport Harbor, OH 44077

(Address of principal executive offices including zip code)

440-354-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 18, 2006, OurPet’s Company (“OurPet’s”) executed an Amended Subordinated Promissory Note (the “Amended Note”) in favor of Pet Zone Products Ltd. (“Pet Zone”). The Amended Note replaces the Subordinated Promissory Note (the “Prior Note”) executed by OurPet’s on January 3, 2006 in connection with its purchase of certain assets of Pet Zone. The Prior Note was attached as an exhibit to OurPet’s 8-K filed on January 6, 2006. The purpose of the amendment was to adjust the payment amortization schedule which is attached to the Amended Note as Exhibit A.

The foregoing description of the Amended Note is not complete and is qualified in its entirety by reference to the full and complete terms of the Amended Note, which is attached hereto as Exhibit 10.26.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.26	Amended Subordinated Promissory Note, dated as of October 18, 2006, executed by OurPet’s Company in favor of Pet Zone Products Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2006	OurPet’s Company

	By:	/s/ John G. Murchie
John G. Murchie, Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.26	Amended Subordinated Promissory Note, dated as of October 18, 2006, executed by OurPet’s Company in favor of Pet Zone Products Ltd.